UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 28, 2023

____________________

Rapid Therapeutic Science Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-55018 (Commission File Number)	46-2111820 (IRS Employer Identification No.)

558 County Road 472 De Leon, TX (Address of principal executive offices)	76444 (Zip code)

Registrant’s telephone number, including area code: (800) 497-6059

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01Change in Registrant’s Certifying Accountant.

Effective November 28, 2023, TPS Thayer, LLC (“TPS”) advised Rapid Therapeutic Science Laboratories, Inc. (the "Company”) that it had reached a decision to resign as the Company’s independent registered public accounting firm for business reasons.

As indicated in its Form 8-K filed on July 12, 2023, the Company engaged TPS to serve as its independent registered public accounting firm, effective July 12, 2023. Since the date of the engagement of TPS was subsequent to the filing date of the Company’s latest annual financial statements for the year ended December 31, 2022, which were audited by the Company’s predecessor independent registered public accounting firm, TPS has never issued a report on the annual financial statements of the Company for any fiscal year or for any other reporting period.

As of this date, the Company has not engaged another firm to replace TPS as its independent registered public accounting firm. The Company is presently uncertain as to whether it will ultimately be successful in engaging another PCAOB qualified audit firm to replace TPS on a timely basis.

The Company has provided TPS with a copy of the disclosures in this report and has requested that TPS furnish it with a letter containing its statements with regard to this matter. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 1, 2023, Dr. Henry A. Punzi and J. Scott Suggs resigned as members of the Board of Directors of the Company. Dr. Punzi and Mr. Suggs were both elected as independent directors of the Company in August 2021. With the resignations of Dr. Punzi and Mr. Suggs, the Company no longer has any remaining independent directors.

Item 9.01Financial Statements and Exhibits.

The following Exhibits are filed herewith:

Exhibit No.	Description

16.1*	Letter to the Company from TPS Thayer, LLC dated December 5, 2023.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

Date: December 6, 2023

/s/ Donal R. Schmidt, Jr.

Donal R. Schmidt, Jr.

Chief Executive Officer